Exhibit 99.1

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Forward Looking Statements This presentation contains statements regarding our expectations, beliefs and views about our future financial performance and our business, trends and expectations regarding the markets in which we operate, and our future plans. Those statements constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may”. Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly materially, from our expectations as set forth in the forward-looking statements contained in this presentation. In addition to the risk of incurring loan losses, which is an inherent risk of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by domestic or international economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations in the future; uncertainties and risks with respect to the effects that our compliance with the written agreement with the Federal Reserve Bank of San Francisco (the “FRB Agreement”) will have on our business and results of operations because, among other things, that Agreement imposes restrictions on our operations and our ability to grow our banking franchise, and the risk of potential future supervisory action against us or the Bank by the FRB or if we are unable to meet the requirements of the FRB Agreement; the risk that our results of operations in the future will continue to be adversely affected by our exit from the wholesale residential mortgage lending business and the risk that our commercial banking business will not generate the additional revenues needed to fully offset the decline in our mortgage banking revenues within the next two to three years; the risk that our interest margins and, therefore, our net interest income will be adversely affected by changes in prevailing interest rates; the risk that we will not succeed in further reducing our remaining nonperforming assets, in which event we would face the prospect of further loan charge-offs and write-downs of other real estate owned and would continue to incur expenses associated with the management and disposition of those assets; the risk that we will not be able to manage our interest rate risks effectively, in which event our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase, causing our costs of doing business to increase and restricting our ability to take advantage of business and growth opportunities. Additional information regarding these and other risks and uncertainties to which our business is subject are contained in our Annual Report on Form 10-K for the year ended December 31, 2013 which is on file with the SEC as well as subsequent Quarterly Reports on Form 10-Q that we file with the SEC. Due to these and other risks and uncertainties to which our business is subject, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance. We disclaim any obligation to update or revise any of the forward-looking statements as a result of new information, future events or otherwise, except as may be required by law.

Corporate Overview Pacific Mercantile Bank is a community-based commercial bank serving Southern California Founded in 1999 Seven financial centers serving Orange, Los Angeles, San Diego and San Bernardino Counties Focused on serving small- and middle-market businesses Total assets of $1.06 billion 34% owned by Carpenter Community BancFund

Investment Highlights Transition to business banking model enhancing franchise value Robust commercial loan growth 33% increase in C&I loans in 2013 Outlook for improving profitability Strong capital position High insider ownership (>40%) Discounted valuation Trading at 1.1x TBV

35 Newport Beach – March 1999 San Juan Capistrano – August 1999 Costa Mesa - June 2001 La Jolla – June 2002 La Habra – September 2003 Ontario – July 2001 Beverly Hills – July 2005 9 12

Core Market Overview Unemployment rate in the low 5% range Well below unemployment rate in the 7% range for all of California Highest housing prices in Southern California Median existing home prices increased 20% in 2013 Large addressable market for small- and middle-market banking More than 67,000 businesses with fewer than 500 employees* *Source: California Employment Development Department Orange County A large and attractive market

Strategic Plan Overview Where We’ve Been Pre-2013 What We’re Doing 2013-2014 Where We’re Going The Future Weak deposit base; heavily reliant on CDs Highly exposed to boom and bust cycle of mortgage banking Transaction-oriented business model Poor asset quality Formal supervisory actions imposed Business model transitioned to relationship-oriented community bank New CEO recruited from successful commercial bank More experienced commercial lenders added State-of-the art treasury products introduced Exit from residential mortgage lending business Continue building out commercial lending platform and expanding specialty lending businesses Improve deposit mix with more core deposits Generate more non-interest income through increased SBA loan production and sales Generate ROA above 1%

Strengthening Commercial Banking Team Additions to Banking Team Since 2012 Banker Position Past Financial Institutions Years of Banking Experience Steve Buster President & CEO Mechanics Bank (CEO) First Interstate Bank Standard Chartered Bank 40 Tom Vertin President of Commercial Banking Silicon Valley Bank (COO) 20 Bob Stevens Chief Credit Officer Mission Community Bank (CCO) Rabobank, N.A. (CCO) 35 Robert Anderson Head of Asset-Based Lending Silicon Valley Bank (OC office) 18 Kittridge Chamberlain Manager of Southern Division Silicon Valley Bank (OC office) 25 Leila Rohani Regional Manager (Newport Beach Office) Prudential Real Estate (Lending Division) Bank of America 20 Tom Wagner Manager of Northern Division Silicon Valley Bank (Head of Corporate Finance) 25

Client Profile Pacific Mercantile Bank’s target clients include small- to mid-sized Southern California companies with annual revenues of $5 Million to $100 Million Wide array of financial services for: Professional firms Global export-import companies Entertainment production and distribution companies Manufacturers, distributors and wholesalers Commercial real estate owners and investors

Robust Commercial Banking Platform

Niche Businesses Asset-Based Lending Target Clients High growth companies Companies with seasonal business cycles Companies that may want to secure other assets for borrowing capacity Companies on the path to improved cash flow or financial strength Asset-Based Lending Asset-Based Lending (000’s) PORTFOLIIO (# of Relationships) 12/31 (11) 04-31 (16) 06-30 (Projected 20) Commitments $31.0 $50.5 $70.0 Outstandings $12.2 $24.4 $32.0 PIPELINE (000’S) # Estimated Commitments Estimated Outstandings Term Sheets Pending 12 $53.0 $34.0 Average loan size: Average loan yield (excluding fees): $3 Million 4.61%

 Project financing for independent film and television production Gap financing Working capital term loans Cash management services Lines of credit to entertainment-related companies Niche Businesses Entertainment Banking Entertainment Industries Financing Banking team has personally financed over 500 films and overseen financing of over 400 other entertainment productions

Niche Businesses Export-Import Financing SBA Lending Manager won the prestigious “Regional Financial Services Award “ (5 western states) for outstanding service to small businesses. Since inception of our SBA group in March 2012, over $100 million in loans have been funded. 2012 Initiated SBA group at PMB 2013 504 Program Focused on owner- occupied real estate Held loans for investment 2014 7A Program Shifted focus to include business acquisition, equipment and permanent working capital. Began to sell certain loans to syndicators. Q1 gain on sale income exceeded budget. Data is net of sales of SBA loans.

Balance Sheet Overview: Loans, Deposits, Capital

Diversified Loan Portfolio Loan Type Outstanding Avg. Size Commercial $229,259 $390 CRE: owner-occupied $170,322 $1,200 CRE: all other $182,632 $680 Residential: multi-family $95,959 $1,650 Residential: single-family $74,342 $385 Land development $18,265 $1,300 Consumer $7,856 $148 Gross Loans $778,635 $779 million as of March 31, 2014

Deposit Composition $849 million as of March 31, 2014

Strong Capital Position

GROWTH STRATEGIES: Improve Profits & Expand Business Relationships

STRATEGY: Improve Profits & Expand Business Banking Relationships Grow Core Business Win new banking relationships Loans Deposits Treasury Management Expand current relationships New Core Business Comes From Out-grew small bank Mistreated by big bank Unmet needs Relationships CORE IS KING

STRATEGY: Improve Profits & Expand Business Banking Relationships Loans Increase pricing & loan fees Add value: Business model Capital position Aspirations Thoughtful, Intelligent, Creative Deposits Core Deposits = lower cost of funds Primary banking relationship Simultaneous close Services Treasury Management Waivers, Reversals & Exceptions Knowing the value of what we provide MARGIN IS MAGNIFICENT

STRATEGY: Improve Profits & Expand Business Banking Relationships Grow Service Charges by Introducing new products and services Reduce waivers Reduce reversals Reduce exception pricing FEES ARE FANTASTIC Product Training: Product advantages & benefits Our products provide value Trusted Advisors provide value

STRATEGY: Improve Profits & Expand Business Banking Relationships We get there by the strategies encapsulated in the slogans: “One Wins” Means: An ROA = 1% A fair return to shareholders Core is King Margin is Magnificent Fees are Fantastic

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